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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                             ----------------------

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported) JUNE 19, 2003

                     --------------------------------------

                                MASCO CORPORATION
               (Exact name of Registrant as Specified in Charter)



          DELAWARE                      1-5794                  38-1794485
          --------                      ------                  ----------
(State or Other Jurisdiction    (Commission File Number)       (IRS Employer
      of Incorporation)                                      Identification No.)



  21001 VAN BORN ROAD, TAYLOR, MICHIGAN                           48180
  -------------------------------------                           -----
(Address of Principal Executive Offices)                        (Zip Code)



                                 (313) 274-7400
                                 --------------
               Registrant's telephone number, including area code



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         ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS.

         (c)  Exhibits

                  99   Press Release dated June 19, 2003

         ITEM 9.  REGULATION FD DISCLOSURE.

         On June 19, 2003 the Company issued a press release confirming its previous earnings guidance. A copy of the press release is included as Exhibit 99.



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                              MASCO CORPORATION



                                              By: /s/ Timothy Wadhams
                                                  ------------------------------
                                              Name:  Timothy Wadhams
                                              Title: Vice President and
                                                      Chief Financial Officer




June 20, 2003
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                                  EXHIBIT INDEX


                  99   Press Release dated June 19, 2003